THOR Equal Weight Low Volatility ETF

THLV

THOR Index Rotation ETF

THIR

Each a series of THOR Financial Technologies Trust (the “Trust”)

(each a “Fund” and collectively, the “Funds”)

Supplement dated March 27, 2026

to the Statement of Additional Information (“SAI”) dated January 1, 2026

Effective immediately, Akhil Lodha has concluded his service on the Board of Trustees. Any references to his role as a Trustee, Audit Committee member and Nominating and Governance Committee member should be disregarded.

Effective immediately, Mark Gibbons has joined the Board of Trustees and serves as a trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended ("Independent Trustee"). Mr. Gibbons also serves as a member of the Audit Committee and the Nominating and Governance Committee.

Accordingly, the following is added to the subsection entitled Trustee Qualifications under the heading MANAGEMENT on page 9 of the SAI.

Mark D. Gibbons, CPA, CIA. Mr. Gibbons has extensive experience in accounting, financial reporting and auditing. He is a finance, audit, and governance professional with more than 35 years of leadership experience across public companies, professional services firms, consulting organizations and government. Mr. Gibbons has technical expertise in accounting and audits with executive-level responsibility for governance, regulatory compliance and board engagement. He currently serves as an Audit Partner in the Assurance & Advisory Practice at Urish Popeck & Co., LLC, where he provides assurance and advisory services and serves as a trusted advisor to chief executive officers, chief financial officers, and boards across private, public, and nonprofit organizations. Mr. Gibbons previously served as Senior Vice President and Chief Financial Officer of CNX Gas Corporation, a publicly traded upstream oil and gas exploration and production company, where he led accounting, SEC reporting, internal controls, providing investor relations services and worked directly with the board of directors and audit committee. Earlier in his career, Mr. Gibbons held senior leadership roles at PricewaterhouseCoopers LLP, Jefferson Wells International, and Protiviti, Inc., focused on audit, internal control, and enterprise risk advisory. He currently serves as Board Chairperson and Finance Committee Chair of Pittsburgh Mercy, one of the region's largest nonprofit social service organizations. Mr. Gibbons holds a Bachelor of Science in Accounting from Franciscan University and is a Certified Public Accountant (Pennsylvania) and Certified Internal Auditor.

The trustee table in the subsection entitled Independent Trustees under the heading MANAGEMENT on page 10 of the SAI is supplemented as follows.

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During the Past Five Years
Mark Gibbons, 1958	Trustee, since March 2026	Audit Partner, Assurance & Advisory Practice Leader of Urish Popeck & Co., LLC since August 2014, a certified public accounting firm that offers comprehensive assurance, tax and risk advisory services.	2	None

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The Prospectus and SAI, each dated January 1, 2026, provide information that you should know before investing in the Funds and should be retained for future reference. The Prospectus and SAI have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All of these documents are available upon request and without charge by calling the Funds at 1-800-974-6964, (2) on the Funds’ website at https://thorfunds.com and (3) on the SEC’s website at http://www.sec.gov.

Please retain this Supplement for future reference.